                                                                    EXHIBIT 4.1


                                 [EMAGEON LOGO]
                                  EMAGEON INC.

  NUMBER                                                     SHARES
COMMON STOCK                                            CUSIP 29076V 10 9
PAR VALUE $.001                              SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT



IS THE OWNER OF


FULLY PAID AND NONASSESSBLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

=================================EMAGEON INC.==================================

         transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Company and all amendments thereto, and to the By-laws of the Company, to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated:

     /S/Craig A. Parker                                 /S/Milton Silva-Craig

         SECRETARY                                             PRESIDENT

                    EMAGEON INC. CORPORATE SEAL 2000 DELAWARE


Countersigned and Registered:
    WACHOVIA BANK, N.A.

Transfer Agent and Registrar
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                                  EMAGEON INC.

         The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                UNIF GIFT MIN ACT - ____ Custodian _____
        TEN ENT - as tenants by the entireties                          (Cust)           (Minor)
        JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
                  survivorship and not as                               Act _____________
                  tenants in common                                            State

     Additional abbreviations may also be used though not in the above list.

         For value received,_______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


_______________________________________________________________________________
Please print or typewrite name and address, including postal zip code, of assignee


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_________________

                                                ______________________________


Signature(s) Guaranteed:


         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

_________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.